                                                 Filed Pursuant to Rule 497(e)
                                                   Registration Nos. 333-66807
                                                                     811-09093


                                 E*TRADE FUNDS

                       E*TRADE PREMIER MONEY MARKET FUND

         SUPPLEMENT DATED MAY 1, 2002 TO PROSPECTUS DATED MAY 1, 2002


At meetings held on February 21 and April 24, 2002, the Board of Trustees ("Board") of E*TRADE Funds ("Trust") authorized the conversion of the E*TRADE Premier Money Market Fund ("Fund") from its current structure as a feeder fund that invests all of its assets in a corresponding master portfolio to an actively managed money market fund ("Conversion") in which E*TRADE Asset Management, Inc. ("ETAM"), the Fund's current investment adviser, will directly manage the Fund's assets. The Fund's investment objective will not change as a result of the Conversion.

The Conversion is scheduled to become effective on or about June 3, 2002. Until that time, the Fund will continue to operate as a feeder fund in a master-feeder structure. Accordingly, this Supplement provides information with respect to the Fund's current master-feeder structure, the master portfolio and its investment adviser that is not included in the Fund's Prospectus dated May 1, 2002. Beginning on June 3, 2002, this Supplement will no longer be in effect.

Accordingly, until June 3, 2002, the Fund's Prospectus is supplemented as described below:

I. The discussion under the "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES" heading on the cover of the Prospectus is replaced by the following:

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in a master portfolio, that, in turn, invests in high quality, short-term investments.

II. The discussion in the "RISK/RETURN SUMMARY" section under the heading "PRINCIPAL INVESTMENT STRATEGIES" is replaced by the following:

The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations, such as corporate debt, obligations of U.S. banks and repurchase agreements. The Fund will invest solely in securities denominated in U.S. dollars.

III. The discussion in the "RISK/RETURN SUMMARY" section under the heading "PRINCIPAL RISKS" is replaced by the following:

There is no assurance that the Fund will achieve its investment objective. The Master Portfolio's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Master Portfolio seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

The Master Portfolio could lose money or underperform as a result of default. Although the risk of default generally is considered unlikely, any default on the part of a portfolio investment could cause the Fund's share price or yield to fall.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

IV. The second table in the "FEES AND EXPENSES," section is replaced by the following table:

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.12%**
Distribution (12b-1) Fees                                           None
Other Expenses                                                      0.63%
                                                                    -----
Total Annual Fund Operating Expenses                                0.75%
Fee Waiver and/or Expense Reimbursement***                          (0.30)%
                                                                    -------
Net Expenses                                                        0.45%

* The cost reflects the expenses at both the Fund and the Master Portfolio levels.

** Management fees include a fee equal to 0.10% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

*** The Fee Waiver/Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense
Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.45%.

V. The discussion in the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS" section is replaced by the following:

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

The Master Portfolio seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks (including, but not limited to, negotiable certificates of deposits, banker's acceptances and fixed time deposits) and certain repurchase agreements (including, but not limited to, government securities and mortgage-related securities). The Fund will invest solely in securities denominated in U.S. dollars.

The Master Portfolio emphasizes safety of principal and high credit quality. In particular, the internal investment policies of the Master Portfolio's investment adviser, have always prohibited the purchase by the Master Portfolio of many types of floating-rate instruments commonly referred to as derivatives that are considered to be potentially volatile. The Master Portfolio may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

The Master Portfolio must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Master Portfolio purchases must present minimal credit risks and be of "high-quality," meaning, it must be rated in the top two rating categories by the requisite nationally recognized short-term securities ratings organization or if unrated, determined to be of comparable quality to such rated securities by the Master Portfolio's investment adviser under guidelines adopted by the Master Portfolio's board of trustees. The Master Portfolio and the Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Master Portfolio invests.

The Master Portfolio may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

The Fund and the Master Portfolio must comply with certain investment criteria designed to provide liquidity and reduce risk to allow shareholders to maintain a stable net asset value of $1.00 per share. The Master Portfolio seeks to reduce risk by investing its assets in securities of various issuers. As such, the Master Portfolio is considered diversified for purposes of the 1940 Act.

The Master Portfolio's investment adviser's maturity decisions will also effect the yield, and in unusual circumstances potentially could affect the share price of the Master Portfolio and the Fund. To the extent that the Master Portfolio's investment adviser anticipates interest rate trends imprecisely, the Master Portfolio's and the Fund's yields at times could lag those of other money market funds.

If the Master Portfolio invests more than 25% of its total assets in bank obligations, it may be subject to adverse developments in the banking industry that may affect the value of the Master Portfolio's investments more than if the Master Portfolio investments were not invested to such a degree in the banking industry. Normally, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations.

VI. In the "FUND MANAGEMENT" section, the second through fourth paragraphs under the heading "INVESTMENT ADVISER" are replaced by the following:

Subject to the supervision of the Board, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio pursuant to the Investment Advisory Agreement. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets, but 0.12% of the Fund's average daily net assets if the Fund's assets are not invested in the Master Portfolio.

The Master Portfolio's investment adviser is Barclays Global Fund Advisors ("BGFA"). BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank
PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the Fund as a shareholder in the Master Portfolio) at an annual rate equal to 0.10% of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, legal, and SEC registration fees.

VII. The heading "HISTORY OF THE FUND" and the accompanying discussion is replaced by the following text:

THE FUND'S STRUCTURE

The Fund is a separate series of E*TRADE Funds, a Delaware business trust organized in 1998. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio. The Master Portfolio, in turn, seeks to provide investors with a high level of income, while preserving capital and liquidity, by investment in high quality, short-term investments. In addition to selling its interests to the Fund, the Master Portfolio has and may continue to sell its interests to other mutual funds or accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

VIII. In the "PRICING OF FUND SHARES" section, the second paragraph is replaced by the following:

The Fund's investment in the Master Portfolio is valued at the NAV of the portion of the Master Portfolio's interests held by the Fund. The Master Portfolio calculates the NAV (i.e., the value of its assets less liabilities) of its interests on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day the NYSE is open for business. The Master Portfolio values its portfolio instruments using the amortized cost method. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Master Portfolio's board of trustees believes this valuation method accurately reflects fair value.

The amortized cost method of valuation seeks to maintain a stable net asset value per share ("NAV") of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

                                    * * * * *

You may obtain a copy of the Fund's Prospectus and SAI, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or SAI unless specifically noted.

                                                   Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 333-66807
                                                                       811-09093


                                  E*TRADE FUNDS

                        E*TRADE PREMIER MONEY MARKET FUND


  SUPPLEMENT DATED MAY 1, 2002 TO STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MAY 1, 2002


At meetings held on February 21 and April 24, 2002, the Board of Trustees ("Board") of E*TRADE Funds ("Trust") authorized the conversion of the E*TRADE Premier Money Market Fund ("Fund") from its current structure as a feeder fund that invests all of its assets in a corresponding master portfolio to an actively managed money market fund ("Conversion") in which E*TRADE Asset Management, Inc. ("ETAM"), the Fund's current investment adviser, will directly manage the Fund's assets. The Fund's investment objective will not change as a result of the Conversion.

The Conversion is scheduled to become effective on or about June 3, 2002. Until that time, the Fund will continue to operate as a feeder fund in a master-feeder structure. Accordingly, this Supplement provides information with respect to the Fund's current master-feeder structure, the master portfolio and its investment adviser that is not included in the Fund's SAI dated May 1, 2002. Beginning on June 3, 2002, this Supplement will no longer be in effect.

Accordingly, until June 3, 2002, the Fund's SAI is supplemented as described below:

I. The discussion in the "THE HISTORY OF E*TRADE PREMIER MONEY MARKET FUND" section is replaced by the following:

The Fund is classified as an open-end, management investment company. The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its objective by investing in a master portfolio that, in turn, invests in high quality, short-term investments. This investment objective is not fundamental and therefore, can be changed without approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder ("1940 Act")) of the Fund's outstanding voting interests.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Money Market Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), an open-end, management investment company.

However, this policy is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

II. The first paragraph in the "INVESTMENT STRATEGIES AND RISKS" section, is replaced by the following:

The following supplements the discussion in the Prospectus of the Master Portfolio's investment strategies, policies and risks. These investment strategies and policies may be changed without shareholder approval of either the Fund or the Master Portfolio unless otherwise noted. Because the Fund is a feeder fund and invests all of its assets in the Master Portfolio, references in this section to the "Fund" may refer to the investment strategies, policies and risks of the Master Portfolio.

III. The following text is added after the discussion under the heading "NON-FUNDAMENTAL OPERATING RESTRICTIONS" in the "FUND POLICIES" section:

MASTER PORTFOLIO

Fundamental Investment Restrictions

The Master Portfolio is subject to the following fundamental investment restrictions which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

The Master Portfolio may not:

1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff);

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

5. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

6. Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies, or

7. Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

NON-FUNDAMENTAL OPERATING POLICIES. The Master Portfolio is subject to the following non-fundamental policies which may be changed without shareholder approval by vote of a majority of the trustees of MIP, at any time.

1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to
         (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

2. The Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

4. The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

5. The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

6. The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

7. The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

IV. The following text is added at the end of the paragraph under the heading "code of ethics" in the "TRUSTEES AND OFFICERS" section:

MIP, the Master Portfolio's investment adviser and its placement agent have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Master Portfolio, subject to certain reporting requirements and restrictions.

V. The second paragraph in the "INVESTMENT ADVISORY AND OTHER SERVICES" section under the heading "investment adviser to the fund," is replaced by the following:

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the investment objective, policies and restrictions of the Fund, the Investment Advisor provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. The Investment Advisor plans in the future to manage the Fund's portfolio directly. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets, but 0.12% of the Fund's average daily net assets if the Fund's assets are not invested in the Master Portfolio.

VI. The following text is added to the "INVESTMENT ADVISORY AND OTHER SERVICES" section following the discussion under the heading "investment adviser to the fund":

THE MASTER PORTFOLIO'S INVESTMENT ADVISER. The Master Portfolio's investment adviser is Barclays Global Fund Advisors ("BGFA"). BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. Pursuant to an Investment Advisory Contract (the "Advisory Contract") with the Master Portfolio, BGFA provides investment advisory services in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's board of trustees periodic reports on the investment strategy and performance of the Master Portfolio. BGFA is entitled to receive monthly fees from the Master Portfolio (and indirectly from the Fund as a shareholder in the Master Portfolio) at the annual rate of 0.10% of the average daily net assets of the Master Portfolio as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance. This advisory fee is an expense of the Master Portfolio borne proportionately by its shareholders, including the Fund.

VII. The following text is added to the "INVESTMENT ADVISORY AND OTHER SERVICES" section following the discussion under the heading "principal underwriter":

CO-ADMINISTRATORS AND PLACEMENT AGENT OF THE MASTER PORTFOLIO. Stephens, Inc. ("Stephens"), and Barclays Global Investors, N.A. ("BGI") serve as co-administrators on behalf of the Master Portfolio. Stephens and BGI provide the Master Portfolio with administrative services, including: (i) general supervision of the Master Portfolio's non-investment operations, and coordination of the other services provided to the Master Portfolio; (ii) compilation of information for reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the MIP's officers and board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio, and compensates the MIP's trustees, officers and employees who are affiliated with Stephens. In addition, Stephens and BGI have agreed to bear all costs of the Master Portfolio's operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolio such as advisory fees payable to BGFA. Stephens and BGI are not entitled to compensation for providing administration services to the Master Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the Master Portfolio, or either Stephens or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator is compensated by BGI for performing certain administrative services.

Stephens also acts as the placement agent of the Master Portfolio's shares pursuant to a Placement Agency Agreement ("Placement Agency Agreement") with the Master Portfolio. IBT currently acts as the Master Portfolio's custodian. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administrative services to the Master Portfolio.

VIII.    The text in the "PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION"
         section is replaced by the following text:

BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders.

Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA has informed the Master Portfolio that in making its investment decisions it does not obtain or use material information in its possession.

In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best execution for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price.

Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.

Purchases and sales of portfolio securities for the Master Portfolio usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

IX. The following text is added after the discussion in the "UNDERWRITER" section:

MASTER PORTFOLIO ORGANIZATION

The Master Portfolio is a series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

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

You may obtain a copy of the Fund's Prospectus and SAI, as supplemented, without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus or SAI unless specifically noted.





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